PRUDENTIAL INVESTMENT PORTFOLIOS, INC. 14
PRUDENTIAL FLOATING RATE INCOME FUND

Supplement dated June 22, 2015
to the Currently Effective Prospectus, Summary Prospectus and Statement of Additional Information

Paul Appleby, CFA, Managing Director for Prudential Investment Management, Inc. (PIM), has announced his intention to retire effective on or about January 2016. Mr. Appleby currently serves as a portfolio manager for the Fund. After Mr. Appleby retires, the Fund will continue to be managed by a team of 3 portfolio managers, which includes Robert Cignarella, CFA, Managing Director and co-head of Prudential Fixed Income’s Global Leveraged Finance Team, and Joseph Lemanowicz, Managing Director and the head of the US Bank Loan Sector Team for Prudential Fixed Income.

LR781